SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K
                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



Date of Report (date of earliest event reported): March 17, 2003



                             THE MONARCH CEMENT COMPANY
              (exact name of registrant as specified in its charter)



         KANSAS                           0-2757               48-0340590
(state of incorporation)               (Commission          (I.R.S. employer
                                        file number)       identification no.)


                                   P.O. BOX 1000
                            HUMBOLDT, KANSAS 66748-0900
                 (address of principal executive offices)(zip code)


Registrant's telephone number, including area code:  (620) 473-2222



                         (former name or former address,
                          if changed since last report)




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Item 9.  Regulation FD Disclosure

     On March 17, 2003, the Registrant filed its Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") with the Securities and Exchange Commission. In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-K:
                   Certification of Chief Executive Officer
          I, Walter H. Wulf, Jr., President and Chairman of the Board of The Monarch Cement Company (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (a) The Company's Annual Report on Form 10-K for the year ended December 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) The information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which this certification accompanies, fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated:  March 17, 2003.
                                          /s/ Walter H. Wulf, Jr.
                                          Walter H. Wulf, Jr.
                                          President and
                                          Chairman of the Board



                   Certification of Chief Financial Officer

          I, Lyndell G. Mosley, Chief Financial Officer and
     Assistant Secretary-Treasurer of The Monarch Cement Company
     (the "Company"), do hereby certify in accordance with 18 U.S.C.
     Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (a) The Company's Annual Report on Form 10-K for the year ended December 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (b) The information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, which this certification accompanies, fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated:  March 17, 2003.

                                          /s/ Lyndell G. Mosley
                                          Lyndell G. Mosley, CPA
                                          Chief Financial Officer and
                                          Assistant Secretary-Treasurer



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          The Monarch Cement Company


Dated:  March 17, 2003
                                          /s/ Lyndell G. Mosley
                                          Lyndell G. Mosley, CPA
                                          Chief Financial Officer and
                                          Assistant Secretary-Treasurer